Report of Independent
Registered Public
Accounting Firm



To the Shareholders of
Global Income Trust,
International Equity
Trust, and Emerging
Markets Trust and to the
Directors of Legg Mason
Global Trust, Inc.:

In planning and
performing our audit of
the financial statements
of the Global Income
Trust, International
Equity Trust, and
Emerging Markets Trust
(comprising the Legg
Mason Global Trust, Inc.,
the Company) as of and
for the year ended
December 31, 2006, in
accordance with the
standards of the Public
Company Accounting
Oversight Board (United
States), we considered
the Company's internal
control over financial
reporting, including
control activities for
safeguarding securities,
as a basis for designing
our auditing procedures
for the purpose of
expressing our opinion on
the financial statements
and to comply with the
requirements of Form N-
SAR, but not for the
purpose of expressing an
opinion on the
effectiveness of the
Company's internal
control over financial
reporting. Accordingly,
we do not express an
opinion on the
effectiveness of the
Company's internal
control over financial
reporting.

The management of the
Company is responsible
for establishing and
maintaining effective
internal control over
financial reporting.  In
fulfilling this
responsibility, estimates
and judgments by
management are required
to assess the expected
benefits and related
costs of controls.  A
company's internal
control over financial
reporting is a process
designed to provide
reasonable assurance
regarding the reliability
of financial reporting
and the preparation of
financial statements for
external purposes in
accordance with generally
accepted accounting
principles.  Such
internal control over
financial reporting
includes policies and
procedures that provide
reasonable assurance
regarding prevention or
timely detection of
unauthorized acquisition,
use or disposition of a
company's assets that
could have a material
effect on the financial
statements.

Because of its inherent
limitations, internal
control over financial
reporting may not prevent
or detect misstatements.
Also, projections of any
evaluation of
effectiveness to future
periods are subject to
the risk that controls
may become inadequate
because of changes in
conditions, or that the
degree of compliance with
the policies or
procedures may
deteriorate.

A control deficiency
exists when the design or
operation of a control
does not allow management
or employees, in the
normal course of
performing their assigned
functions, to prevent or
detect misstatements on a
timely basis. A
significant deficiency is
a control deficiency, or
combination of control
deficiencies, that
adversely affects the
company's ability to
initiate, authorize,
record, process or report
external financial data
reliably in accordance
with generally accepted
accounting principles
such that there is more
than a remote likelihood
that a misstatement of
the company's annual or
interim financial
statements that is more
than inconsequential will
not be prevented or
detected.  A material
weakness is a control
deficiency, or
combination of control
deficiencies, that
results in more than a
remote likelihood that a
material misstatement of
the annual or interim
financial statements will
not be prevented or
detected.





Our consideration of the
Company's internal
control over financial
reporting was for the
limited purpose described
in the first paragraph
and would not necessarily
disclose all deficiencies
in internal control over
financial reporting that
might be significant
deficiencies or material
weaknesses under
standards established by
the Public Company
Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the
Company's internal
control over financial
reporting and its
operation, including
controls for safeguarding
securities, that we
consider to be material
weaknesses as defined
above as of December 31,
2006.

This report is intended
solely for the
information and use of
management and the Board
of Directors of the
Global Income Trust,
International Equity
Trust, and Emerging
Markets Trust (comprising
the Global Income Trust,
Inc.) and the Securities
and Exchange Commission
and is not intended to be
and should not be used by
anyone other than these
specified parties.


/s/
PricewaterhouseCoopers
LLP


Baltimore, Maryland
February 23, 2007





1

2